Exhibit 99.1
Lifetime Brands, Inc. Reports Second Quarter 2024 Financial Results
Declares Regular Quarterly Dividend
Reiterates Full Year 2024 Outlook
GARDEN CITY, NY, August 8, 2024 – Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global designer, developer and marketer of a broad range of branded consumer products used in the home, today reported its financial results for the quarter ended June 30, 2024.
Rob Kay, Lifetime’s Chief Executive Officer, commented, “Our results for the second quarter were in line with our expectations even though macroeconomic pressures led to weakened demand across end markets. Despite these challenges, we were able to grow share across the majority of our categories, deliver growth in our e-commerce channel in our core U.S. market and expand our gross margins, a testament to the success of our operating strategy and we remain well positioned for resilient long-term growth.”
Mr. Kay continued, “Looking ahead to the remainder of the year, we remain on track to drive consistent growth in line with expectations and driven by strategic initiatives. To that end, we are reiterating our guidance for 2024 across every metric except net loss, which has been adjusted to reflect a non-cash loss related to the write down on our Grupo Vasconia investment which the Company made in 2007. With a strong balance sheet and robust cash flow generation, we have a solid foundation in place as we invest in our future growth and execute on the significant strategic opportunities already in our pipeline. We are confident we remain well-positioned to deliver meaningful value as we continue to expand our leading portfolio of brands, accelerate innovation and capture incremental growth opportunities.”
Second Quarter Financial Highlights:
Consolidated net sales for the three months ended June 30, 2024 were $141.7 million, representing a decrease of $4.7 million, or 3.2%, as compared to net sales of $146.4 million for the corresponding period in 2023. In constant currency, a non-GAAP financial measure, which excludes the impact of foreign exchange fluctuations and was determined by applying 2024 average rates to 2023 local currency amounts, consolidated net sales decreased by $4.8 million, or 3.3%, as compared to consolidated net sales in the corresponding period in 2023. A table reconciling this non-GAAP financial measure to consolidated net sales, as reported, is included below.
Gross margin for the three months ended June 30, 2024 was $54.6 million, or 38.5%, as compared to $56.0 million, or 38.2%, for the corresponding period in 2023.
Selling, general and administrative expenses for the three months ended June 30, 2024 were $38.3 million, an increase of $2.4 million, or 6.7%, as compared to $35.9 million for the corresponding period in 2023.
Income from operations was $1.2 million, as compared to $4.4 million for the corresponding period in 2023.
Adjusted income from operations(1) was $5.6 million, as compared to $8.4 million for the corresponding period in 2023.
Net loss was $(18.2) million, or $(0.85) per diluted share, as compared to net loss of $(6.5) million, or $(0.31) per diluted share, in the corresponding period in 2023. Net loss for the current period includes a non-cash charge of $14.2 million due to the Company's loss of significant influence in its equity investment in Grupo Vasconia. Net loss for the prior period included a non-cash impairment charge of $4.4 million related to the Company’s equity investment in Grupo Vasconia.
Adjusted net loss(1) was $(0.6) million, or $(0.03) per diluted share, as compared to adjusted net loss(1) of $(0.3) million, or $(0.02) per diluted share, in the corresponding period in 2023.

Six Months Financial Highlights:
Consolidated net sales for the six months ended June 30, 2024 were $283.9 million, a decrease of $8.0 million, or 2.7%, as compared to net sales of $291.9 million for the corresponding period in 2023 In constant currency, a non-GAAP financial measure, which excludes the impact of foreign exchange fluctuations and was determined by applying 2024 average rates to 2023 local currency amounts, consolidated net sales decreased by $8.4 million, or 2.9%, as compared to consolidated net sales in the corresponding period in 2023. A table reconciling this non-GAAP financial measure to consolidated net sales, as reported, is included below.
Gross margin for the six months ended June 30, 2024 was $112.1 million, or 39.5%, as compared to $109.8 million, or 37.6%, for the corresponding period in 2023.
Selling, general and administrative expenses for the six months ended June 30, 2024 were $77.9 million, an increase of $4.1 million, or 5.6%, as compared to $73.8 million for the corresponding period in 2023.
Income from operations was $3.0 million, as compared to $2.6 million for the corresponding period in 2023.
Adjusted income from operations(1) was $11.3 million, as compared to $11.8 million for the corresponding period in 2023.
Net loss was $(24.4) million, or $(1.14) per diluted share, as compared to net loss of $(15.3) million, or $(0.72) per diluted share, in the corresponding period in 2023. Net loss for the current period includes a non-cash charge of $14.2 million due to the Company's loss of significant influence in its equity investment in Grupo Vasconia. Net loss for the prior period included a non-cash impairment charge of $6.5 million related to the Company's equity investment in Grupo Vasconia.
Adjusted net loss(1) was $(3.8) million, or $(0.18) per diluted share, as compared to adjusted net loss(1) of $(3.0) million, or $(0.14) per diluted share, in the corresponding period in 2023.
Adjusted EBITDA(1) was $56.6 million for the trailing twelve months ended June 30, 2024.
Liquidity as of June 30, 2024 was $119.3 million, consisting of $3.4 million of cash and cash equivalents, $97.2 million of availability under the ABL Agreement, limited by the Term Loan financial covenant, and $18.7 million of available funding under the Receivables Purchase Agreement.
(1) A table reconciling this non-GAAP financial measure to its most comparable GAAP financial measure, as reported, is included below.
Full Year 2024 Guidance
For the full year ending December 31, 2024, the Company is reiterating its guidance for net sales, income from operations, adjusted income from operations, adjusted net income, and adjusted EBITDA. Financial guidance for net loss has been revised as per the table below primarily as a result of the non-cash loss of $14.2 million on the Company's Grupo Vasconia investment.
(in millions - except per share data):

Net sales	$690 to $730
Income from operations	$33.0 to $38.0
Adjusted income from operations	$49.0 to $54.0
Net loss	$(10.0) to $(8.0)
Adjusted net income	$15.0 to $17.0
Diluted loss per common share(1)	$(0.47) to $(0.37) per share
Adjusted diluted income per common share	$0.69 to $0.78 per share
Weighted-average diluted shares	21.7
Adjusted EBITDA	$57.5 to $62.5
(1) Diluted loss per common share is calculated based on diluted weighted-average shares outstanding of 21.4 million.
Tables reconciling non-GAAP financial measures to GAAP financial measures, as reported, are included below.

Dividend
On August 6, 2024, the Board of Directors declared a quarterly dividend of $0.0425 per share payable on November 15, 2024 to stockholders of record on November 1, 2024.
Conference Call
The Company has scheduled a conference call for Thursday, August 8, 2024 at 11:00 a.m. (Eastern Time). The dial-in number for the conference call is (800) 715-9871 (U.S.) or +1 (646) 307-1963 (International). The conference ID is 4033645.
A live webcast of the conference call will be accessible through:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=z4X9PGUq
For those who cannot listen to the live broadcast, an audio replay of the webcast will be available until February 4, 2025.
Non-GAAP Financial Measures
This earnings release contains non-GAAP financial measures, including constant currency net sales, adjusted income from operations, adjusted net loss, adjusted net income, adjusted diluted loss per common share, adjusted diluted income per common share, adjusted EBITDA, adjusted EBITDA, before limitation, pro forma adjusted EBITDA, before limitation, and pro forma adjusted EBITDA. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of a company; or, includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. These non-GAAP financial measures are provided because the Company's management uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate period-to-period comparison of the Company’s operating performance by investors and analysts. Management uses these non-GAAP financial measures as indicators of business performance. These non-GAAP financial measures should be viewed as a supplement to, and not a substitute for, GAAP financial measures of performance. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Forward-Looking Statements
In this press release, the use of the words “advance,” “believe,” “continue,” “could,” “deliver,” “drive,” “enable,” “expect,” “gain,” “goal,” “grow,” “intend,” “maintain,” “manage,” “may,” “outlook,” “plan,” “positioned,” “project,” “projected,” “should,” “take,” “target,” “unlock,” “will,” “would”, or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding the growth of the Company, the Company’s financial guidance, the Company’s ability to navigate the current environment and advance the Company’s strategy, the Company’s commitment to increasing investments in future growth initiatives, the Company’s initiatives to create value, the Company’s efforts to mitigate geopolitical factors and tariffs, the Company’s current and projected financial and operating performance, results, and profitability and all guidance related thereto, including forecasted exchange rates and effective tax rates, as well as the Company’s continued growth and success, future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about possible future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt, as well as to deleverage its balance sheet; the possibility of impairments to the Company’s goodwill; the possibility of impairments to the Company’s intangible assets; the highly seasonal nature of the Company’s business; the Company’s ability to drive future growth and profitability from its European operations; changes in U.S. or foreign trade or tax law and policy; changes in general economic conditions that could impact the Company’s customers and affect customer purchasing practices or consumer spending; customer ordering behavior; the performance of the Company’s newer products; expenses and other challenges relating to the integration of any future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence of the Company’s largest stockholder; fluctuations in foreign exchange rates; changes in U.S. trade policy or the trade policies of nations in which the Company or the Company’s suppliers do business; shortages of and price volatility for certain commodities; global health epidemics, such as the COVID-19 pandemic; social unrest, including related protests and disturbances; the emergence, continuation and consequences of geopolitical conditions, including political instability in the U.S. and abroad, unrest, war, conflict, including those related to the conflicts in Ukraine, Israel and surrounding areas; macro-economic challenges, including inflationary impacts and disruptions to the global supply chain; increase in supply chain costs; the imposition of tariffs and other trade policies and/or economic sanctions implemented by the U.S. and other governments; the Company’s ability to successfully integrate acquired businesses; the Company’s expectations regarding customer purchasing practices and the future level of demand for the Company’s products; the Company’s ability to execute on the goals and strategies set forth in the Company’s five-year plan; and significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and ability to maintain an appropriate level of debt. The Company undertakes no obligation to update these forward-looking statements other than as required by law.
Lifetime Brands, Inc.
Lifetime Brands is a leading global designer, developer and marketer of a broad range of branded consumer products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Amco Houseworks®, Chef’n® Chicago™ Metallic, Copco®, Fred® & Friends, Houdini™, KitchenCraft®, Kamenstein®, La Cafetière®, MasterClass®, Misto®, Swing-A-Way®, Taylor® Kitchen, Rabbit®, and Dolly® ; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Fitz and Floyd®, Empire Silver™, Gorham®, International® Silver, Towle® Silversmiths, Wallace®, Wilton Armetale®, V&A®, Royal Botanic Gardens Kew®, Year & Day®, and Dolly®; and valued home solutions brands, including BUILT NY®, S’well®, Taylor® Bath, Taylor® Kitchen, Taylor® Weather, Planet Box®, and Dolly®. The Company also provides exclusive private label products to leading retailers worldwide.
The Company’s corporate website is www.lifetimebrands.com.
Contacts:
Lifetime Brands, Inc.
Laurence Winoker, Chief Financial Officer
516-203-3590
investor.relations@lifetimebrands.com
or
Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel / T.J. O'Sullivan / Carly King
212-355-4449

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands—except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net sales	$141,666	$146,436	$283,908	$291,871
Cost of sales	87,116	90,445	171,811	182,038
Gross margin	54,550	55,991	112,097	109,833
Distribution expenses	15,052	15,732	31,233	32,617
Selling, general and administrative expenses	38,331	35,863	77,867	73,770
Restructuring expenses	—	—	—	856
Income from operations	1,167	4,396	2,997	2,590
Interest expense	(5,157)	(5,528)	(10,771)	(10,864)
Mark to market (loss) gain on interest rate derivatives	(82)	197	(256)	(37)
Gain on extinguishments of debt, net	—	1,520	—	1,520
Loss on equity securities	(14,152)	—	(14,152)	—
(Loss) income before income taxes and equity in losses	(18,224)	585	(22,182)	(6,791)
Income tax benefit (provision)	57	(1,242)	(153)	106
Equity in losses, net of taxes	—	(5,863)	(2,092)	(8,640)
NET LOSS	$(18,167)	$(6,520)	$(24,427)	$(15,325)
BASIC LOSS PER COMMON SHARE	$(0.85)	$(0.31)	$(1.14)	$(0.72)
DILUTED LOSS PER COMMON SHARE	$(0.85)	$(0.31)	$(1.14)	$(0.72)

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands—except share data)

	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,396	$16,189
Accounts receivable, less allowances of $13,684 at June 30, 2024 and $15,952 at December 31, 2023	112,530	155,180
Inventory	208,480	188,647
Prepaid expenses and other current assets	15,344	16,339
Income taxes receivable	3,546	—
TOTAL CURRENT ASSETS	343,296	376,355
PROPERTY AND EQUIPMENT, net	15,689	16,970
OPERATING LEASE RIGHT-OF-USE ASSETS	64,091	69,756
INVESTMENT	—	1,826
INTANGIBLE ASSETS, net	191,624	199,133
OTHER ASSETS	2,264	3,102
TOTAL ASSETS	$616,964	$667,142
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of term loan	$6,822	$4,742
Accounts payable	59,523	54,154
Accrued expenses	64,974	78,356
Income taxes payable	—	641
Current portion of operating lease liabilities	14,516	14,075
TOTAL CURRENT LIABILITIES	145,835	151,968
OTHER LONG-TERM LIABILITIES	13,401	9,126
INCOME TAXES PAYABLE, LONG-TERM	1,493	1,493
OPERATING LEASE LIABILITIES	62,937	70,009
DEFERRED INCOME TAXES	7,580	7,438
REVOLVING CREDIT FACILITY	32,635	60,395
TERM LOAN	133,278	135,834
STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $0.01 par value, shares authorized: 50,000,000 at June 30, 2024 and December 31, 2023; shares issued and outstanding: 22,157,912 at June 30, 2024 and 21,813,266 at December 31, 2023	222	218
Paid-in capital	278,484	277,728
Accumulated deficit	(39,895)	(13,568)
Accumulated other comprehensive loss	(19,006)	(33,499)
TOTAL STOCKHOLDERS’ EQUITY	219,805	230,879
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$616,964	$667,142

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2024	2023
OPERATING ACTIVITIES
Net loss	$(24,427)	$(15,325)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,833	9,795
Amortization of financing costs	1,471	975
Mark to market loss on interest rate derivatives	256	37
Non-cash lease adjustment	(965)	(1,255)
(Recovery) provision for doubtful accounts	(287)	1,528
Deferred income taxes	144	—
Stock compensation expense	1,844	1,872
Equity in losses, net of taxes	2,092	8,640
Contingent consideration fair value adjustments	—	(50)
Gain on early retirement of debt	—	(1,520)
Loss on equity securities	14,152	—
Changes in operating assets and liabilities
Accounts receivable	42,712	25,524
Inventory	(20,184)	11,492
Prepaid expenses, other current assets and other assets	1,687	1,563
Accounts payable, accrued expenses and other liabilities	(3,213)	(10,989)
Income taxes receivable	(3,546)	(3,049)
Income taxes payable	(639)	(245)
NET CASH PROVIDED BY OPERATING ACTIVITIES	20,930	28,993
INVESTING ACTIVITIES
Purchases of property and equipment	(1,098)	(993)
NET CASH USED IN INVESTING ACTIVITIES	(1,098)	(993)
FINANCING ACTIVITIES
Proceeds from revolving credit facility	74,207	30,378
Repayments of revolving credit facility	(101,804)	(16,546)
Repayments of term loan	(1,875)	(44,866)
Payment of finance costs	—	(433)
Payments for finance lease obligations	(14)	(14)
Payments of tax withholding for stock based compensation	(1,083)	(537)
Payments for stock repurchase	—	(2,539)
Cash dividends paid	(1,977)	(1,907)
NET CASH USED IN FINANCING ACTIVITIES	(32,546)	(36,464)
Effect of foreign exchange on cash	(79)	(12)
DECREASE IN CASH AND CASH EQUIVALENTS	(12,793)	(8,476)
Cash and cash equivalents at beginning of period	16,189	23,598
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$3,396	$15,122

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results
Adjusted EBITDA for the twelve months ended June 30, 2024:

	Quarter Ended				Twelve Months Ended June 30, 2024
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
	(in thousands)
Net income (loss) as reported	$4,206	$2,707	$(6,260)	$(18,167)	$(17,514)
Loss on equity securities	—	—	—	14,152	14,152
Equity in losses, net	1,047	2,978	2,092	—	6,117
Income tax provision (benefit)	3,015	3,313	210	(57)	6,481
Interest expense	5,246	5,618	5,614	5,157	21,635
Depreciation and amortization	4,821	4,955	4,939	4,894	19,609
Mark to market loss on interest rate derivatives	98	364	174	82	718
Stock compensation expense	898	917	807	1,037	3,659
Contingent consideration fair value adjustments	—	(600)	—	—	(600)
Loss on extinguishments of debt	—	759	—	—	759
Acquisition related expenses	186	407	95	641	1,329
Warehouse redesign expenses(1)	176	51	18	35	280
Adjusted EBITDA(2)	$19,693	$21,469	$7,689	$7,774	$56,625
(1) For the twelve months ended June 30, 2024, the warehouse redesign expenses were related to the U.S. segment.
(2) Adjusted EBITDA is a non-GAAP financial measure that is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude loss on equity securities, equity in losses, income tax provision (benefit), interest expense, depreciation and amortization, mark to market loss on interest rate derivatives, stock compensation expense, loss on extinguishments of debt, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands—except per share data)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Adjusted net loss and adjusted diluted loss per common share (in thousands -except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss as reported	$(18,167)	$(6,520)	$(24,427)	$(15,325)
Adjustments:
Acquisition intangible amortization expense	3,721	3,678	7,499	7,354
Contingent consideration fair value adjustments	—	(50)	—	(50)
Gain on early retirement of debt	—	(1,520)	—	(1,520)
Acquisition related expenses	641	242	736	732
Restructuring expenses	—	—	—	856
Warehouse redesign expenses(1)	35	157	53	351
Impairment of Grupo Vasconia investment	—	4,441	—	6,494
Mark to market loss (gain) on interest rate derivatives	82	(197)	256	37
Loss on equity securities	14,152	—	14,152	—
Income tax effect on adjustments	(1,102)	(571)	(2,100)	(1,916)
Adjusted net loss(2)	$(638)	$(340)	$(3,831)	$(2,987)
Adjusted diluted loss per common share(3)	$(0.03)	$(0.02)	$(0.18)	$(0.14)
(1) For the three and six months ended June 30, 2024 and 2023, warehouse redesign expenses were related to the U.S. segment.
(2) Adjusted net loss and adjusted diluted loss per common share in the three and six months ended June 30, 2024 excludes acquisition intangible amortization expense, acquisition related expenses, warehouse redesign expenses, mark to market loss on interest rate derivatives, and loss on equity securities. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
Adjusted net loss and adjusted diluted loss per common share in the three and six months ended June 30, 2023 excludes acquisition intangible amortization expense, contingent consideration fair value adjustments, gain on early retirement of debt, acquisition related expenses, restructuring expenses, warehouse redesign expenses, impairment of Grupo Vasconia investment, and mark to market (gain) loss on interest rate derivatives. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
(3)Adjusted diluted loss per common share is calculated based on diluted weighted-average shares outstanding of 21,421 and 21,123 for the three month period ended June 30, 2024 and 2023, respectively. Adjusted diluted loss per common share is calculated based on diluted weighted-average shares outstanding of 21,399 and 21,174 for the six month period ended June 30, 2024 and 2023, respectively. The diluted weighted-average shares outstanding for the three and six months ended June 30, 2024 and 2023 do not include the effect of dilutive securities.

Adjusted income from operations (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Income from operations	$1,167	$4,396	$2,997	$2,590
Adjustments:
Acquisition intangible amortization expense	3,721	3,678	7,499	7,354
Contingent consideration fair value adjustments	—	(50)	—	(50)
Acquisition related expenses	641	242	736	732
Restructuring expenses	—	—	—	856
Warehouse redesign expenses(1)	35	157	53	351
Total adjustments	4,397	4,027	8,288	9,243
Adjusted income from operations(2)	$5,564	$8,423	$11,285	$11,833
(1) For the three and six months ended June 30, 2024 and 2023, warehouse redesign expenses were related to the U.S. segment.
(2) Adjusted income from operations for the three and six months ended June 30, 2024 and June 30, 2023, excludes acquisition intangible amortization expense, contingent consideration fair value adjustments, acquisition related expenses, restructuring expenses, and warehouse redesign expenses.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Constant Currency:

	As Reported Three Months Ended June 30,			Constant Currency (1) Three Months Ended June 30,				Year-Over-Year Increase (Decrease)
Net sales	2024	2023	Increase (Decrease)	2024	2023	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$130,503	$134,979	$(4,476)	$130,503	$134,958	$(4,455)	$21	(3.3)%	(3.3)%	—%
International	11,163	11,457	(294)	11,163	11,486	(323)	(29)	(2.8)%	(2.6)%	0.2%
Total net sales	$141,666	$146,436	$(4,770)	$141,666	$146,444	$(4,778)	$(8)	(3.3)%	(3.3)%	—%

	As Reported Six Months Ended June 30,			Constant Currency (1) Six Months Ended June 30,				Year-Over-Year Increase (Decrease)
Net sales	2024	2023	Increase (Decrease)	2024	2023	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$260,983	$268,464	$(7,481)	$260,983	$268,443	$(7,460)	$21	(2.8)%	(2.8)%	—%
International	22,925	23,407	(482)	22,925	23,905	(980)	(498)	(4.1)%	(2.1)%	2.0%
Total net sales	$283,908	$291,871	$(7,963)	$283,908	$292,348	$(8,440)	$(477)	(2.9)%	(2.7)%	0.2%
(1) “Constant Currency” is determined by applying the 2024 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact.” Constant currency sales growth is intended to exclude the impact of fluctuations in foreign currency exchange rates.

LIFETIME BRANDS, INC.
Supplemental Information

Reconciliation of GAAP to Non-GAAP Guidance
Adjusted EBITDA guidance for the full year ending December 31, 2024 (in millions):

Net loss guidance	$(10.0) to $(8.0)
Loss on equity securities	14.2
Equity in loss, net of taxes	2.1
Income tax expense	4.7 to 7.7
Interest expense(1)	22.0
Depreciation and amortization	19.5
Stock compensation expense	4.0
Acquisition related expenses	0.7
Warehouse redesign expenses	0.3
Adjusted EBITDA guidance	$57.5 to $62.5

Adjusted net income and adjusted diluted income per common share guidance for the full year ending December 31, 2024 (in millions - except per share data):
Net loss guidance	$(10.0) to $(8.0)
Acquisition intangible amortization expense	15.0
Loss on equity securities	14.2
Acquisition related expenses	0.7
Warehouse redesign expenses	0.3
Mark to market loss on interest rate derivatives	0.3
Income tax effect on adjustment	(5.5)
Adjusted net income guidance	$15.0 to $17.0
Adjusted diluted income per share guidance	$0.69 to $0.78

Adjusted income from operations guidance for the full year ending December 31, 2024 (in millions):
Income from operations guidance	$33.0 to $38.0
Acquisition intangible amortization expense	15.0
Acquisition related expenses	0.7
Warehouse redesign expenses	0.3
Adjusted income from operations	$49.0 to $54.0
(1) Includes estimate for interest expense and mark to market loss on interest rate derivatives.